Exhibit 10.34

BILL OF SALE

This Bill of Sale dated as of May 1, 2007 from OTTER TAIL AG ENTERPRISES, LLC, a Minnesota limited liability company (the “Company”) to OTTER TAIL COUNTY, Minnesota, a political subdivision of the State of Minnesota (the “County”).

RECITALS

A.           The Company desires to transfer its interest in and County desires to acquire the Assets (as defined below) for and in consideration of (i) the financing provided by of the County’s Subordinate Exempt Facility Revenue Bonds, Series 2007A (Otter Tail Ag Enterprises, LLC Ethanol Plant Project) and its General Obligation Tax Abatement Bonds, Series 2007B and Series 2007C, (ii) the execution and delivery of that certain Lease Agreement, dated as of May 1, 2007 (the “Lease Agreement”), between the County and the Company, and (iii) other good and valuable consideration.

B.           All capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Lease Agreement.

C.           This Bill of Sale conveys an after-acquired interest.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1: SALE OF ASSETS

Company does hereby BARGAIN, SELL ASSIGN AND TRANSFER unto the County, its successors and assigns, all its estate, right, title and interest in and to the buildings and all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by the Company which are described in Exhibit A, and all replacements and substitutions thereof (the “Assets”). The Assets are located or to be located on the Land legally described in Exhibit B.

TO HAVE AND TO HOLD all the said property described herein unto the County, its successors and assigns, to its own use and benefit forever.

SECTION 2: TITLE

Company agrees that it is the owner of the Assets, that the Assets are free from all encumbrances (except the Lease and Permitted Encumbrances as defined in the Lease Agreement) and that the Company has the right to sell and convey the Company’s interest in the Assets to the County. The Company agrees to warrant and defend the sale of the Assets to the County against any and all person(s) who claim title to any of the Assets, subject only to the Lease and Permitted Encumbrances. This Bill of Sale shall bind the Company and benefit the County and its successors and assigns.

SECTION 3: LESSOR LIENS

The Company warrants that it is conveying title to the Assets to the County free and clear of all liens except those permitted under the terms of the Lease Agreement.

SECTION 4: NO WARRANTIES

The foregoing sale, transfer, conveyance and assignment of the Assets is made “as is,” where is, with all faults, without any warranties, express or implied, including but not limited to warranties of fitness, merchantability or fitness for a particular purpose, and without any recourse to the Company for any reason whatsoever, except as provided in Sections 2 and 3 hereof.

SECTION 5: ASSIGNMENT OF WARRANTIES

The Company hereby bargains, sells, assigns, transfers and sets over to and for the benefit of the County all right, title and interest of the Company, if any, in, to and under any and all contracts to which the Company is a party relating to the procurement, design, manufacture, construction, installation or testing of the Assets (the “Facility Contracts”) including, without limitation, all claims for damages arising under the representations, indemnities, warranties, guarantees and agreements made to or for the benefit of the Company by the parties (other than the Company) to the Facility Contracts (other than the Company, the “Facility Contractors”), and the right to compel performance of the terms of the Facility Contracts. The Company agrees at the request of the County and at the County’s expense, to use commercially reasonable efforts to preserve and protect the County’s rights under any warranty, covenant or representation made by each Facility Contractor with respect to the Assets.

SECTION 6: MISCELLANEOUS

This Bill of Sale shall be governed by and construed and interpreted in accordance with the laws of the State of Minnesota. The terms and provisions of the Bill of Sale shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

This Bill of Sale may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the County and the Company have caused this Bill of Sale to be executed by their duly authorized officers.

OTTER TAIL COUNTY, MINNESOTA

By	Dennis Mosher
Its Board Chair

By	Larry Krohn
Its County/Coordinator

Bill of Sale dated as of May 1, 2007, between Otter Tail County, Minnesota and Otter Tail Ag Enterprises, LLC

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OTTER TAIL AG ENTERPRISES, LLC

By	/s/ Jerry Larson
Jerry Larson
Its President

Bill of Sale dated as of May 1, 2007, between Otter Tail County, Minnesota and Otter Tail Ag Enterprises, LLC

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EXHIBIT A

Description of Equipment

EQUIPMENT DESCRIPTION

EVAPORATOR EQUIPMENT

Evaporator Pumps

PC-4501 1st Effect Evap. Pump #1

PC-4502 2st Effect Evap. Pump #1

PC-4503 3st Effect Evap. Pump #1

PC-4504 Evaporator Condensate Pump #1

PC04505 Evaporator Vacuum Eductor Pump #1

PC-4506 Syrup Transfer Pump #1

PC-4507 1st Effect Forward Feed Pump #1

PC-5101 Thin Stillage Transfer Pump

PC-5102 Whole Stillage Pump

PC-5103 Thin Stillage Pump

PC-5104 Syrup Pump #1

Evaporator Heat Exchangers

E-4505 Evaporator Vacuum Cooler #1

E-4501 1st Effect Evaporator #1

E-4502 2nd Effect Evaporator #1

E-4503 3rd Effect Evaporator #1

E-4504 Evaporator Condenser #1

E-7601 Process Condensate Heater

Evaporator Tanks

TK-5102 Whole Stillage Collection Tank

TK-5103 Thin Stillage Tank

TK-5104 Syrup Tank

TK-7601 Process Condensate Tank

VS-4503 3rd Effect Condensate Separator #1

VS-4504 Evaporator Condensate Receiver #1

VS-4505 Evaporator Vacuum Receiver #1

Evaporator Misc

VE-4505 Evaporator Vacuum Eductor

ST-4506 Evaporator Condensate Strainer #1

DD&E Building

Mechanical Piping Material

Mechanical Piping Labor

Mechanical Equipment Material

Mechanical Equipment Install Labor

Instrumentation Install Labor

Instrumentation Equipment

Insulation

A-1

CENTRIFUGE

CF-5101 Centrifuge #1

CF-5102 Centrifuge #2

CF-5103 Centrifuge #3

CF-5104 Centrifuge #4

TK-5101 Thin Spillage Collection Tank

Y-5101 Wetcake Feed Conveyor #1

Y-5201 Wetcake Dump Conveyor #1

Z-5101 Centrifuge Cooler

BL-5101 Centrifuge Blower

Instrumentation Equipment

DRYER and THERMAL OXIDIZER

DR-5201 Dryer Package #1

Z-5201 Thermal Oxidezer (RTO) #1

Y-5202 DDGS Loadout Conveyor #1

Y-5203 50% DDGS Discharge Conveyor

Y-5301 DDGS Transfer Conveyor #1

M-5201 Pre-Mixing Screw Conveyor #1

M-5211 Pre-Mixing Screw Conveyor #2

DDGS Loading System

DDGS Building

H,V & A/C

DDGS Handling & Load out

CT-7101 Cooling Tower Package

PC-7101A Cooling Water Pump #1

PC-7101B Cooling Water Pump #2

PC-7101C Cooling Water Pump #3

PC-7101D Cooling Water Pump #4

PC-7101E Cooling Water Pump #5

Cooling Water Piping Material

Cooling Water Piping Labor

BOILERS (Steam for Evaporation)

Z-7201A Boiler Package

Z-7201B Boiler Package

Z-7302 Boiler Water Treatment

Z-7202 Deaerator

Z-7203 Blowdown Separator

Boiler Building

Mechanical Piping Material

Mechanical Piping /Boiler Install Labor

Boiler Instrumentation Labor

H,V & A/C

A-2

EXHIBIT B

Location of the Plant

All that part of the Wl/2 of Section 20, Township 133 North, Range 43 West of the Fifth Principal Meridian, situate in the County of Otter Tail and the State of Minnesota, lying South of the Railroad Right-of-Way, EXCEPT the following described tracts of land:

1.            The tract described as follows: That part of the SW1/4 of Section 20, Township 133, Range 43, described as follows: Commencing at the Southwest corner of said Section 20; thence on an assumed bearing of East along the South line of said Section 20 a distance of 312.35 feet to the point of beginning of the land to be described; thence North 00°08’29” East a distance of 318.00 feet; thence on a bearing of East a distance of 180.00 feet; thence South 00°08’29” West a distance of 318.00 feet to said South line of Section 20; thence on a bearing West along said South line of Section 20, a distance of 180.00 feet to the point of beginning.

2.            All that part of the following-described tract: The El/2 of Wl/2 of Section 20, Township 133, Range 43, except railroad right of way; which lies Easterly of a line run parallel with and distant 100.00 feet westerly of the following-described line: Beginning at a point on the North line of said Section 20, distant 99.15 feet East of the North Quarter corner thereof; thence run southerly to a point on the South line of said Section 20, 96.10 feet East of the South Quarter corner thereof, and there terminating; together with all that part of the above-described tract adjoining and westerly of the above-described strip and easterly of the following-described line: From a point on the above-described line, distant 1,077.80 feet North of the South line of said Section 20, run westerly at right angles with said above-described line for 100.0 feet to the point of beginning of the line to be described; thence run southwesterly to a point which is distant 110.0 feet westerly (measured at right angles) from a point on the above-described line, distant 977.80 feet North of the South line of Section 20 (when measured along the above-described line); thence run southerly and parallel with said above-described line to the northeasterly boundary line of the railroad running in a southeasterly and northwesterly direction over and across the above-described tract; in addition to the existing highway; together with all right of access, being the right of ingress to and egress from all that portion of the above-described tract, not acquired herein, to Trunk Highway No. 392.

B-3

24096 170th Avenue

Fergus Falls, Minnesota

B-4